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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 20, 2002

                          BUTLER MANUFACTURING COMPANY

                          Butler Manufacturing Company
                              1540 Genessee Street
                           Kansas City, Missouri 64102
                              Phone (816) 968-3000

                      Incorporated in the State of Delaware

                          Commission File No. 001-12335

                I.R.S. Employer Identification Number: 44-0188420


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ITEM 5. SECOND AMENDMENT TO BANK CREDIT AGREEMENT.

On December 17, 2002 Butler Manufacturing Company amended the June 21, 2001 Bank Credit Agreement with its group of Lenders. The primary purpose of the credit facility is to provide seasonal working capital and a letter's of credit facility for the Company's domestic operations. Under the amendment the previous unsecured bank credit facility has been amended to provide a secured line of credit totaling $35 million. Perfection of the bank's security interest in collateral is subject to the consent of the Company's other senior lenders. The Company's line of credit is secured by accounts receivable, inventory, and equipment of the Company's domestic operations.

The amendment revises certain operating and financial covenants described in the amended agreement attached as exhibit 4.1.1


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BUTLER MANUFACTURING COMPANY

December 20, 2002                        /s/ Larry C. Miller
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Date                                     Larry C. Miller
                                         Vice President - Finance, and
                                           Chief Financial Officer

December  20, 2002                       /s/ John W. Huey
--------------------------               -------------------------------
Date                                     John W. Huey
                                         Vice President, General Counsel
                                           and Secretary


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